FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 29549

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): August 18, 2004

GIANT GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-4323	23-0622690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd., Suite 407	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273 5678

Item 2. Acquisition or Disposition of Assets.

Giant has been made aware of rumors that it might be developing land in Whitefish, Montana. Giant has no intention of doing this.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, who is duly authorized.

GIANT GROUP, LTD.
(Registrant)

By	/s/ Pasquale A. Ambrogio
Name:	Pasquale A. Ambrogio
Title:	Chief Financial Officer
Dated:	August 18, 2004